Amendment No. 6
                                       to
                              Employment Agreement

     This Amendment No. 6 dated as of September 5, 1996 to the Employment Agreement (the "Employment Agreement"), as amended, dated as of December 27, 1993 between Allegro New Media, Inc., a Delaware corporation (the "Company") and Barry A. Cinnamon, residing at 25 Old Chester Road, Essex Fells, New Jersey 07021 (the "Employee").

     WHEREAS, the Company and the Employee entered into the Employment Agreement and now desire to modify certain of the terms and provisions thereof;

     NOW, THEREFORE, it is agreed as follows:

     1. The Employment Agreement is hereby amended by deleting therefrom Section 4(e) in its entirety.

     2. All capitalized terms used herein, unless otherwise defined herein, are used herein as defined in the Employment Agreement. Except as expressly provided herein, all terms and provisions of the Employment Agreement, as amended, shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.


                                         ALLEGRO NEW MEDIA, INC.

                                             /s/Mark E. Leininger
                                         By:--------------------------
                                           Mark E. Leinginger
                                           Vice President


                                             /s/Barry A. Cinnamon
                                         -----------------------------
                                           Barry A. Cinnamon